UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2015

MobileIron, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36471	26-0866846
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

MobileIron, Inc.

415 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices and zip code)

(650) 919-8100
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2015, MobileIron, Inc., a Delaware corporation (the “Company”), issued a press release, attached hereto as Exhibit 99.1 to this Form 8-K, announcing that Todd Ford, Chief Financial Officer of the Company, is resigning to join another company.  Mr. Ford will continue to act as the Company’s principal financial officer and principal accounting officer through submission of the 10-Q filing no later than May 4, 2015 and the departure is not based on any disagreement with the Company’s accounting principles or practices or financial statement disclosures. The Company will commence a search for a new Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

99.1        Press Release, dated April 22, 2015, titled “MobileIron Announces CFO Resignation.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIELIRON, INC.

Dated: April 22, 2015	By:	/s/ Laurel Finch
Laurel Finch,
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 22, 2015, titled “MobileIron Announces CFO Resignation.”